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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2004

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-3)

                           Impac Secured Assets Corp.
             (Exact name of registrant as specified in its charter)

           California               333-117991-01            33-071-5871
 (State or Other Jurisdiction        (Commission           (I.R.S. Employer
       of Incorporation)             File Number)        Identification No.)

        1401 Dove Street
   Newport Beach, California                                     92660
     (Address of Principal                                    (Zip Code)
       Executive Offices)

Registrants telephone number, including area code, is (949) 475-3600

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01.

      Completion of Acquisition or Disposition of Assets.

      On August 31, 2004, a single series of certificates, entitled Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2004-3 (the "Certificates"), were issued pursuant to an Pooling and Servicing Agreement, dated as of August 1, 2004 (the "Agreement") among Impac Secured Assets Corp., as company, Impac Funding Corporation, as master servicer, Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator") and Deutsche Bank National Trust Company, as trustee (the "Trustee").

      On September 16, 2004, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Company certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $389,996,104 with funds on deposit in the pre-funding accounts (the "Pre-Funding Accounts") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated September 16, 2004, between the Company and the Trustee (the "Instrument").

Item 8.01.

      Other Events.

Description of the Mortgage Pool

      The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of mortgage loans (the "Mortgage Pool"). The Mortgage Pool is comprised of one- to four-family fixed-rate first lien mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). The initial mortgage loans have an aggregate principal balance of approximately $1,910,004,118 as of August 1, 2004. The subsequent mortgage loans have an aggregate principal balance of approximately $389,996,104 as of August 1, 2004.

      The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of August 1, 2004.

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Item 9.01.  Financial Statements and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

      Exhibit No.   Description
      -----------   ------------------------------------------------------------

          99.1 Characteristics of the Mortgage Pool as of August 1, 2004, relating to Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2004-3.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   IMPAC SECURED ASSETS CORP.


                                   By:      /s/ Richard J. Johnson
                                          ----------------------------
                                   Name:  Richard J. Johnson
                                   Title: Chief Financial Officer

Dated: October 1, 2004

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                                  EXHIBIT INDEX

Exhibit Number   Description
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99.1             Characteristics of the Mortgage Pool as of August 1, 2004,
                 relating to Impac Secured Assets Corp., Mortgage Pass-Through
                 Certificates, Series 2004-3.